UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2020

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
9.31% Medium-Term Notes due 2021	POR 21	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry into a Material Definitive Agreement.

On April 9, 2020, Portland General Electric Company (the “Company”) entered into an unsecured Credit Agreement (the “Credit Agreement”), among the Company, as Borrower, U.S. Bank National Association, as Administrative Agent and Lender, and CoBank, ACB, as Lender. Pursuant to the Credit Agreement, on April 9, 2020, PGE obtained a term loan from the lenders in proportion to their funding commitments in the aggregate principal amount of $150 million.

The term loan will bear interest for the relevant interest period at the London Interbank Offered Rate (LIBOR) plus 125 basis points. The interest rate is subject to adjustment pursuant to the terms of the Credit Agreement. The Credit Agreement expires on April 8, 2021, with any outstanding term loans due and payable on such date.

Upon the occurrence of certain events of default, the Company’s obligations under the Credit Agreement may be accelerated. Such events of default include payment defaults to lenders under the Credit Agreement, cross defaults to other credit facilities, covenant defaults, and other customary defaults.

The Company intends to use the proceeds of the loans under the Credit Agreement to fund general corporate purposes, which may include capital expenditures and/or the repayment of existing debt.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Credit Agreement dated April 9, 2020, between Portland General Electric Company, U.S. Bank National Association, as Administrative Agent and Lender, and CoBank, ACB
104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed April 10, 2020, formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 10, 2020	By:	/s/ James F. Lobdell
James F. Lobdell
Senior Vice President of Finance, Chief Financial Officer and Treasurer

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